iShares®

iShares Trust

Supplement dated February 22, 2024 (the “Supplement”)

to the currently effective Statement of Additional Information (the “SAI”)

for the iShares Core S&P Mid-Cap ETF (IJH) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

The reference to the approximate value per Creation Unit for the Fund in the “Creation and Redemption of Creation Units” section of the SAI is deleted and replaced with the following:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S. $) as of February 21, 2024

iShares Core S&P Mid-Cap ETF	50,000	$2,807,500

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IJH-0224

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE